Ordinary Share	12 Months Ended
Dec. 31, 2023
Equity [Abstract]
Ordinary Share

14. Ordinary Share

On July 17, 2017, Qutoutiao Inc. was incorporated as Limited Liability Company with authorized share capital of US$50,000 divided into 50,000 shares with par value US$1.00 each. On September 1, 2017, the authorized share capital of US$50,000, which represented 50,000 issued shares, was subdivided into 500,000,000 shares.

In February 2018, the Company established a trust to hold 10,000,000 of the Company’s issued shares. These ordinary shares were contributed by the founder and held in trust for the benefit of the employees who are under the 2017 Plan to be issued based on the discretion of the board of directors of the Company. The ordinary shares issued to the trust are accounted for as treasury shares of the Company and presented as such for all periods presented. The trust does not hold any other assets or liabilities as at December 31, 2022 and 2023, nor earn any income nor incur any expenses for the years presented.

Upon the completion of the IPO in 2018, all classes of preferred shares of the Company were converted and designated as Class A ordinary shares on a one-for-one basis. 34,248,442 ordinary shares were designated as Class B ordinary share on a one-for-one basis. All the remaining ordinary shares were designated as Class A ordinary shares on a one-for-one basis. In respect of all matters subject to shareholders’ vote, each holder of Class A ordinary share is entitled to one and each holder of Class B ordinary share is entitled to ten votes.

Effective December 10, 2021, the Company changed the ratio of ADSs to its Class A ordinary shares (the “ADS Ratio”) from the current ADS Ratio of four ADSs to one Class A ordinary share to a new ADS Ratio of two ADSs to five Class A ordinary shares.